Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
RULE 13A-14(A) OR RULE 15D-14(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,

AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Francis, the Chief Financial Officer (principal financial officer) of Consolidation Services, Inc. certify that:

1.

I have reviewed this quarterly report on Form 10-Q of Consolidation Services, Inc. for the period ended June 30, 2008;

2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Consolidation Services, Inc. as of, and for, the periods presented in this quarterly report;

4.

Consolidation Services, Inc.’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Consolidation Services, Inc. and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Consolidation Services, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b)

Evaluated the effectiveness of Consolidation Services, Inc.'s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

(c)

Disclosed in this quarterly report any change in Consolidation Services, Inc.'s internal control over financial reporting that occurred during Consolidation Services, Inc.'s most recent fiscal quarter (Consolidation Services, Inc.'s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Consolidation Services, Inc.'s internal control over financial reporting.

5.

Consolidation Services, Inc.’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Consolidation Services, Inc.’s auditors and the audit committee of Consolidation Services, Inc.’s board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Consolidation Services, Inc.'s ability to record, process, summarize and report financial information; and

(b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in Consolidation Services, Inc.’s internal control over financial reporting.

Date: August 1, 2008

CONSOLIDATION SERVICES, INC.

/s/ John C. Francis

John C. Francis, Chief Financial

Officer (Principal Financial Officer)